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                                                                 Exhibit 10.55

                         AMENDMENT TO WARRANT AGREEMENT

         This Amendment, dated as of June 1, 2001, is by and between International Business Machines Corporation, a New York Corporation ("IBM"), and IBIS Technology Corporation, Massachusetts corporation (the "COMPANY").

         WHEREAS, IBM and the Company have executed a Warrant Agreement dated as of December 15, 2000 ("WARRANT AGREEMENT"); and

         WHEREAS, the parties desire to amend the Warrant Agreement as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. TERMS. Capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Warrant Agreement.

         Section 2.  AMENDMENT.

                 (a) Section 7(f) of the Warrant Agreement is deleted in its entirety. Therefore, the words "Intentionally Omitted" shall be deemed inserted in place of such provision.

         Section 3. MISCELLANEOUS.

                 (a) The Warrant Agreement shall remain in full force and effect in accordance with its terms except as amended or modified by this Amendment.

                 (b) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the original instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

INTERNATIONAL BUSINESS MACHINES

By: /s/ Robert Pemberton
    --------------------------------------------
    Name: Robert Pemberton
    Title: Director, Corporate Development

IBIS Technology Corporation

By: /s/ Debbra L. Nelson
    --------------------------------------------
    Name: Debra L. Nelson
    Title: Chief Financial Officer